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                                                            EXHIBIT 3L(*10.19)


                              THIRD RESTATEMENT OF
                           THE DETROIT EDISON COMPANY
                             PLAN FOR DEFERRING THE
                           PAYMENT OF DIRECTORS' FEES


       The Detroit Edison Company Plan for Deferring the Payment of Directors' Fees (the "Plan") established by The Detroit Edison Company (the "Company") as amended and restated effective January 23, 1995, and June 26, 1995, is hereby amended and restated as of January 1, 1996, by this Third Restatement.


SECTION I - PURPOSE

The purpose of the Plan is to enable each Director to defer all or a portion of his or her fees for future services as a member of the Board of Directors or as a member of any committee thereof.


SECTION II - ELIGIBILITY

Any Director of the Company who is not a Company employee or an employee of any Affiliate shall be eligible to participate in the Plan. For purposes of the Plan, "Affiliate shall mean the parent of the Company or any entity in which the Company or the parent of the Company directly or indirectly beneficially owns more than 50% of the voting securities.


SECTION III - ELECTION, MODIFICATION, AND TERMINATION PROCEDURES

Any Director wishing to participate in the Plan must file with the Corporate Secretary of the Company at 2000 Second Avenue, Detroit, MI 48226, a written Notice of Election on the form attached as Exhibit "A" to defer payment of all or a portion of his or her Director's fees. Such an election to participate in the Plan must be made prior to the beginning of the month for which fees are payable. An effective election with respect to Directors' fees that have been deferred under the terms of this Plan and fees that have already been earned may not be modified or revoked. An effective election with regard to fees that have not been deferred or earned may be modified by filing a new Notice of Election or may be terminated by filing a Notice of Termination on the form attached as Exhibit "B". A Director who shall have terminated an effective election may thereafter file a new election covering a subsequent period.


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SECTION IV - ESTABLISHMENT AND ADMINISTRATION OF DEFERRED DIRECTORS'
             FEE ACCOUNT

The amount of any Director's fees deferred in accordance with an election shall be credited to a deferred Director's fee account maintained by the Company. Such account shall remain a part of the general funds of the Company, and nothing contained in this Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship.

As of the last day of each month for each Director participating in this Plan, the deferred Director's fee account for such Director shall be adjusted as follows:

      (a) The account shall first be charged with any distributions made during the month.

      (b) The account balance shall then be credited with interest for that month. Commencing January 1, 1995, such interest shall be computed by multiplying the applicable portion of the account balance after the adjustment provided for in Subsection (a) of this Section by a fraction, the numerator of which is the 5-Year United States Treasury Bond rate, as reported in The Wall Street Journal as of the last business day of each month, and the denominator of which is 12.

      (c) Finally, the account shall be credited with the amount, if any, of Director's fees deferred during that month.

A separate record of deferred Director's fees and applicable interest shall be maintained by the Company for each participant in this Plan.


SECTION V - PAYMENT OF DEFERRED DIRECTORS' FEES

Deferred fees shall be paid to a Director or, in the event of death, to his or her designated beneficiary in accordance with the Notice of Election and Beneficiary Designation forms that have been filed with the Corporate Secretary of the Company. If a Director elects to receive payment of his or her deferred fees in installments rather than in a lump sum, the payment period shall not exceed ten years following the payment commencement date. The amount of any installment payment shall be determined by multiplying the balance of the Director's unpaid deferred fees and applicable interest on the date of such installment by a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments. Such balance shall be appropriately reduced to reflect the installment payments made hereunder.


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SECTION VI - WHEN PAYMENT OF DEFERRED DIRECTORS' FEES COMMENCES

The payment in a lump sum or installments of amounts deferred pursuant to an election under this Plan shall commence on January 15 of the first year to which payment has been deferred and shall be paid in accordance with the terms of such election. If a Director shall die prior to the first year to which payment has been deferred, such payment shall commence on January 15 of the calendar year immediately following the year of death and shall be paid in the manner specified in such election.

In the event a participating Director receives an assessment of income taxes from the Internal Revenue Service which treats any amount payable under this Plan as being includible in such Director's gross income prior to the actual payment of such amount to such Director, the Company shall pay an amount equal to such income taxes to such Director within 30 days after written notice from such Director of such assessment, and such Director's fee account shall be reduced by an amount equal to such income taxes.

Each payment under this Plan shall be reduced by any federal, state, or local taxes which the Company determines should be withheld from such payment.

Benefits under this Plan shall be payable solely from the general assets of the Company; provided, however, that no provision in this Plan shall preclude the Company from segregating assets which are intended to be a source for payment of benefits under this Plan. Each participant in this Plan shall have the status of a general unsecured creditor of the Company. This Plan constitutes a promise by the Company to make benefit payments in the future. It is intended that this Plan be unfunded for tax purposes and that this Plan shall remain unfunded for the entire period of its existence.


SECTION VII - DESIGNATION OF BENEFICIARY

Each Director, on becoming a participant, shall file with the Corporate Secretary of the Company a beneficiary designation on the form attached as Exhibit "C" designating one or more beneficiaries to whom payments otherwise due the participant shall be made in the event of his or her death while serving as a Director or after leaving the Board. A beneficiary designation will be effective only if the signed beneficiary designation form is filed with the Corporate Secretary of the Company while the Director is alive, and will cancel all beneficiary designations signed and filed previously under this Plan. If the primary beneficiary shall survive the Director but dies before receiving all the amounts due hereunder, the deferred amounts remaining unpaid at the time of death shall be paid in one lump sum to the legal representative of the primary beneficiary's estate. If the primary beneficiary shall predecease the Director, amounts remaining unpaid at the time of the Director's death shall be paid in the order specified by the Director to the

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contingent beneficiary(s) surviving the Director.  If the contingent beneficiary(s) dies before receiving all the amounts due hereunder, the unpaid amount shall be paid in one lump sum to the legal representative of such contingent beneficiary(s) estate. If the Director shall fail to designate a beneficiary(s) as provided in this Section, or if all designated beneficiaries shall predecease the Director, the deferred amounts remaining unpaid at the time of such Director's death shall be paid in one lump sum to the legal representative of the Director's estate.


SECTION VIII - NON-ALIENABILITY AND NON-TRANSFERABILITY

No Director, beneficiary designated by the Director, or creditors of the Director shall have any right to, directly or indirectly, anticipate, alienate, sell, transfer, assign, pledge, encumber, attach, or garnish any amount that is or may be payable hereunder.


SECTION IX - ADMINISTRATION OF PLAN; ARBITRATION

(a) Full power and authority to construe, interpret, and administer the Plan shall be vested in the Organization and Compensation Committee of the Board of Directors of the Company. Decisions of the Organization and Compensation Committee shall be final, conclusive, and binding upon all parties.

(b) Notwithstanding Section IX(a) hereof, in the event of any dispute, claim, or controversy (hereinafter referred to as a "Grievance") between a Director who is eligible to elect to receive the benefits provided under this Plan and the Company with respect to the payment of benefits to such Director under this Plan, the computation of benefits under this Plan, or any of the terms and conditions of this Plan, such Grievance shall be resolved by arbitration in accordance with this Section IX(b).

             (1) Arbitration shall be the sole and exclusive remedy to redress any Grievance.

             (2) The arbitration decision shall be final and binding, and a judgment on the arbitration award may be entered in any court of competent jurisdiction and enforcement may be had according to its terms.

             (3) The arbitration shall be conducted by the American Arbitration Association in accordance with the Commercial Arbitration Rules of the American Arbitration Association and expenses of the arbitrators and the American Arbitration Association shall be borne by the Company. Neither the Company nor such Director shall be entitled to attorneys' fees, expert witness fees, or other expenses

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                   expended in the course of such arbitration or the
                   enforcement of any award rendered thereunder.

             (4) The place of the arbitration shall be the offices of the American Arbitration Association in the Detroit Metropolitan area, Michigan.

             (5) The arbitrators shall not have the jurisdiction or authority to change any of the provisions of this Plan by alteration of, addition to, or subtraction from the terms thereof. The arbitrators' sole authority shall be to apply any terms and conditions of this Plan. Since arbitration is the exclusive remedy with respect to any Grievance, no Director eligible to receive benefits provided under this Plan has the right to resort to any federal court, state court, local court, or administrative agency concerning breaches of any terms and provisions hereunder, and the decision of the arbitrators shall be a complete defense to any suit, action, or proceeding instituted in any federal court, state court, local court or administrative agency by such Director or the Company with respect to any Grievance which is arbitrable as herein set forth.

             (6) The arbitration provisions shall, with respect to any Grievance, survive the termination of this Plan.

SECTION X - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors may amend or terminate this Plan at any time. Any amendment or termination of this Plan shall not affect the rights of participants or beneficiaries to the amounts in the deferred Directors' fee accounts at the time of such amendment or termination.


SECTION XI - APPLICABLE LAW

The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Michigan.


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                                                                     EXHIBIT "A"

                        NOTICE OF ELECTION TO DEFER THE
                           PAYMENT OF DIRECTORS' FEES

Corporate Secretary
The Detroit Edison Company
2000 Second Avenue
Detroit, MI 48226

Re:           The Detroit Edison Company Plan for
              Deferring the Payment of Directors' Fees

         Pursuant to provisions of the above-referenced Plan, I hereby elect to have fees payable to me for services on The Detroit Edison Company Board of Directors and on any committee of such Board deferred in the manner specified below. It is understood and agreed that this election shall become effective on the first day of the month following receipt of this Notice of Election by the Secretary of the Company. understand that this election shall be irrevocable with respect to fees that have been deferred and fees that have been earned for the month in which a Notice of Termination shall be filed.
This election shall continue in effect for subsequent terms of office unless I shall modify or revoke it.

         Payment of deferred fees shall commence on January 15 of the Year of Deferred Payment selected.

Year to Which Payment is Deferred:                      19_______
Percentage of Fees Deferred:                            _______ %
Method of Payment:
                          Lump Sum __________, or
                          Installments _________ (Number of Years, not over 10)

Frequency of Installments: (Select one)
                         Annually ___________
                         Quarterly __________

Signature______________________________ Date ____________________


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                                                            EXHIBIT "B"

                            NOTICE OF TERMINATION




Corporate Secretary
The Detroit Edison Company
2000 Second Avenue
Detroit, MI 48226

Re:           The Detroit Edison Company Plan for
              Deferring the Payment of Directors' Fees

         Pursuant to provisions of the above-referenced Plan, I hereby terminate my participation in the Plan effective as of the first day of the month following receipt of this Notice of Termination by the Secretary of the Company.





Signature ___________________________________________ Date _______________




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                                                            EXHIBIT "C"

                           BENEFICIARY DESIGNATION

Corporate Secretary
The Detroit Edison Company
2000 Second Avenue
Detroit, MI 48226

Re:           The Detroit Edison Company Plan for
              Deferring the Payment of Directors' Fees

         Any fees for my service on the Board of Directors of The Detroit Edison Company or on any committee of the Board which were deferred under the above-referenced Plan and remain unpaid at my death shall be paid to the following primary beneficiary:


________________________________________________________________________
Name

________________________________________________________________________
Address


         If the above-named primary beneficiary shall predecease me, I designate the following persons as contingent beneficiaries, in the order shown, to receive any such unpaid deferred fees:


1. _____________________________________________________________________
      Name

________________________________________________________________________
      Address


2. _____________________________________________________________________
      Name


________________________________________________________________________
      Address





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3. _____________________________________________________________________
         Name


________________________________________________________________________
         Address


       This supersedes any previous beneficiary designation made by me with respect to deferred fees under the Plan. I reserve the right to change the beneficiary in accordance with the terms of the Plan.

Signature _________________________________________________ Date _______


Witnesses _________________________________________________

___________________________________________________________




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